                              ASSIGNMENT AGREEMENT


     ASSIGNMENT AGREEMENT, dated as of February 14, 1997 (the "Agreement"), among TVMAX TELECOMMUNICATIONS, INC., a Delaware corporation ("TVMAX"), SUNSHINE TELEVISION ENTERTAINMENT, INC., a Florida corporation ("Sunshine"), RICHEY PACIFIC CABLEVISION, INC., a California corporation ("Richey"), IRPC ARIZONA, INC., an Arizona corporation ("IRPC" and, together with TVMAX, Sunshine and Richey, the "Assignors"), and TRANSMISSION HOLDINGS, INC., a Delaware corporation ("THI").

                                R E C I T A L S:

     Each Assignor is the licensee under the licenses and authorizations issued by the Federal Communications Commission ("FCC"') set forth opposite such Assignor's name in Exhibit 1 hereto (collectively, all such licenses and authorizations, the "Authorizations").

     TVMAX owns, or has the right to use and license the use of, various microwave facilities and related equipment which are used for or in connection with certain transmission services pursuant to the Authorizations (all such facilities and equipment, the "Equipment").

     Each Assignor wishes to assign to THI the Authorizations under which such Assignor is a licensee, and THI wishes to assume such Authorizations from each Assignor.

     THI and each Assignor will apply for FCC approval (the "FCC Consent") of the assignment of such Assignor's Authorizations, as contemplated hereby, and expect to receive, pending FCC Consent, special temporary authority (the "STA") from the FCC for such assignment.

     Concurrently herewith, as an inducement and a condition concurrent to the Assignors' entering into this Agreement, TVMAX and THI are entering into an Equipment License and Services Agreement, and an Option Agreement, relating to, among other things, the Equipment and the Authorizations.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, the parties agree as follows:

     1. ASSIGNMENT AND ASSUMPTION. Effective as of earliest date on which the STAs for the assignment of all of the Authorizations have been received and are effective (the "Effective Date"), each of the Assignors hereby sells, assigns, transfers and conveys to THI, its permitted successors and assigns, forever, all of such Assignor's right and interest in and under all of the Authorizations set forth opposite such

Assignor's name in Exhibit 1, and THI hereby assumes and agrees to pay, perform and discharge when due, all of such Assignors obligations that arise from and after the Effective Date under the Authorizations; provided, however, that in the event of, and immediately upon, the final non-appealable denial by the FCC of the FCC Consent with respect to any Authorization, the foregoing assignment and assumption of such Authorization and all of the transactions contemplated hereby with respect to such Authorization shall automatically become, and be deemed to be, void ab initio, subject to further FCC approval to the extent required, and all parties shall be restored, and shall take all such actions as may be necessary to restore all the other parties, to their respective positions and circumstances immediately prior to the Effective Date.

     2. REPRESENTATIONS AND WARRANTIES OF Assignors. Each Assignor hereby represents and warrants to THI as follows:

          (a) As of the date hereof, the Authorizations set forth opposite such Assignor's name in Exhibit 1 are in full force and effect, and there is no proceeding pending, or, to such Assignor's knowledge, threatened, before the FCC, that could result in the revocation, or material impairment of any of the Authorizations.

          (b) Each Assignor has the full corporate power and authority to enter into this Agreement and to assign its rights under the Authorizations pursuant hereto, and this Agreement has been duly authorized, executed and delivered by such Assignor and (assuming due authorization, execution and delivery by all other parties) constitutes the legal, valid and binding obligation of such Assignor, enforceable against such Assignor in accordance with its terms.

     3. REPRESENTATIONS MID WARRANTIES OF THI. THI represents and warrants to each Assignor as follows:

          (a) THI has the full corporate power and authority to enter into this Agreement and to assume the liabilities and obligations under the Authorizations pursuant hereto. This Agreement has been duly authorized, executed and delivered by THI and (assuming due authorization, execution and delivery of this Agreement by all other parties) constitutes the legal, valid and binding obligation of THI, enforceable against THI in accordance with its terms.

          4. INDEMNIFICATION. TVMAX shall indemnify and hold harmless THI, its agents, affiliates, and their respective officers, directors, shareholders, partners and employees from and against any and all losses, damages, claims, demands, liabilities, costs and expenses (including reasonable attorneys' and other professionals' fees and expenses) attributable to, arising from or caused by any obligations or liabilities (including, without limitation, damages, fines, interest or penalties) accrued or owing or that may hereafter be accrued or owing with respect to any act, omission or event relating to the Authorizations that occurs prior to the Effective Date.

     5. NOTICES. All notices, consents, instructions and other communications required or permitted under this Agreement (collectively, "Notice") shall be effective only if given in writing and shall be considered to have been duly given when (i) delivered by hand, (ii) sent by telecopier (with receipt confirmed), provided that a copy is mailed (on the same date) by certified or registered mail, return receipt requested, postage prepaid, or (iii) received by the addressee, if sent by Express Mail, Federal Express or other reputable express delivery service (receipt requested), or by first class certified or registered mail, return receipt requested, postage prepaid. Notice shall be sent in each case to the appropriate addresses or telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may from time to time designate as to itself by notice similarly given to the other parties in accordance herewith, which shall not be deemed given until received by the addressee). Notice shall be given:

     (1)  to the Assignors:

          c/o TVMAX Telecommunications, Inc.
          1111 West Mockingbird Lane
          Dallas, Texas 75247
          Attention: General Counsel
          Telecopier: (214) 634-3889

          with a copy to:

          Kronish, Lieb, Weiner & Hellman LLP
          1114 Avenue of the Americas
          New York, New York 10036-7798
          Attention: Ralph J. Sutcliffe, Esq.
          Telecopier: (212) 479-6275

     (2)  to THI:

          1111 West Mockingbird Lane
          Dallas, Texas 75247
          Attention: Rory O. Cole
          Telecopier: (214) 634-3850

          with a copy to:

          Goldberg, Godles, Wiener & Wright
          1229 Nineteenth Street, N.W.
          Washington, D.C. 20036
          Attention: Joseph Godles, Esq.
          Telecopier: (202) 429-4912

     6. AMENDMENTS. This Agreement may not be amended or terminated nor may any provision hereof be waived except by a writing signed by or on behalf of all parties hereto or, in the case of a waiver, by the party against which such waiver may be asserted.

     7. FURTHER ACTION. Each party hereto shall cooperate fully with the other party and shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things necessary, proper or advisable under applicable laws, and execute and deliver such documents and other papers as may be required or appropriate to carry out the provisions of this Agreement and consummate and make effective the transactions contemplated hereby, including, without limitation, to effect, obtain or facilitate any governmental approval or acceptance of this Agreement, the filing or recording hereof, or the consummation of the transactions contemplated hereby.

     8. ENTIRE AGREEMENT. This Agreement, including all Exhibits hereto, and the other writings referred to herein or delivered pursuant hereto contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

     9. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction; provided, however, that if at any time the FCC determines that this Agreement is inconsistent with THI's licensee obligations or is otherwise contrary to FCC policies, rules and regulations, or statutes, the parties shall renegotiate this Agreement in good faith and recast this Agreement in terms that are likely to cure the defects perceived by the FCC and return a balance of benefits to all parties comparable to the balance of benefits provided by this Agreement on its current terms and by related agreements, of even date herewith, between the parties. If, after such good faith negotiations, either party determines that recasting this Agreement to meet the defects perceived by the FCC is impossible, either party may terminate this Agreement without further liability upon 180 days' prior notice, provided that FCC consent for a wind-down period of such length is obtained.

     10. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     11. ASSIGNMENT. This Agreement, and the rights and obligations hereunder of the parties hereto, shall not be assigned or delegated (by operation of law or otherwise), in whole or in part, including, but not limited to, assignments or delegations effecting the assignment or transfer of control of the Authorizations, by any party without the prior written consent of the other parties hereto. The provisions of this Agreement shall bind and inure to the benefit of the respective permitted successors and assigns of the parties.

     12. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York applicable to contracts entered into and to be performed wholly within such state.

     13. HEADINGS. The descriptive headings of the several Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     IN WITNESS WHEREOF, this Assignment Agreement has been duly executed and delivered by or on behalf of the parties hereto as of the date first above written.



TVMAX TELECOMMUNICATIONS, INC.

By:  /s/ Michael E. Katzenstein
   ------------------------------------
Name: Michael E. Katzenstein
Title: Vice President



SUNSHINE TELEVISION ENTERTAINMENT, INC.

By: /s/ Michael E. Katzenstein
   ------------------------------------
Name: Michael E. Katzenstein
Title: Vice President



RICHEY PACIFIC CABLEVISION, INC.

By: /s/ Michael E. Katzenstein
   ------------------------------------
Name: Michael E. Katzenstein
Title: Vice President



IRPC ARIZONA, INC.
By: /s/ Michael E. Katzenstein
   ------------------------------------
Name: Michael E. Katzenstein
Title: Vice President


TRANSMISSION HOLDINGS, INC.

By: /s/ Rory O. Cole
   ------------------------------------
Name: Rory O. Cole
Title: President

                                    EXHIBIT 1

                           To the Assignment Agreement


                                 Authorizations

                                                                       EXHIBIT 1

--------------------------------------------------------------------------------
LICENSE NAME                                  FCC FILE NUMBER      FCC CALL SIGN
--------------------------------------------------------------------------------
TVMAX TELECOMMUNICATIONS, INC.                      726174              WNTZ720
TVMAX TELECOMMUNICATIONS, INC.                  9602724168              WPJF208
TVMAX TELECOMMUNICATIONS, INC.                  9507718013              WNTZ719
TVMAX TELECOMMUNICATIONS, INC.                 96027240154             WPJE780
IRPC ARIZONA INC.                                   793687              WNTS892
IRPC ARIZONA INC.                               9603724468              WNTS893
TVMAX TELECOMMUNICATIONS, INC.                      726651              WPJF813
TVMAX TELECOMMUNICATIONS, INC.                  9506716203              WNTZ721
TVMAX TELECOMMUNICATIONS, INC.                  9603725256              WPJF741
TVMAX TELECOMMUNICATIONS, INC.                  9505715056              WNTZ484
TVMAX TELECOMMUNICATIONS, INC.                  9511721060              WNTY545
TVMAX TELECOMMUNICATIONS, INC.                  9603725255              WPJF740
TVMAX TELECOMMUNICATIONS, INC.                  9603725235              WNTY541
TVMAX TELECOMMUNICATIONS, INC.                  9507718010              WNTY543
TVMAX TELECOMMUNICATIONS, INC.                  9604725657              WPJA219
TVMAX TELECOMMUNICATIONS, INC.                  9511721683              WPJA220
TVMAX TELECOMMUNICATIONS, INC.                  9507718021              WNTZ986
TVMAX TELECOMMUNICATIONS, INC.                  9507718011              WNTT455
TVMAX TELECOMMUNICATIONS, INC.                      725908              WPJF314
TVMAX TELECOMMUNICATIONS, INC.                  9506716879              WPJA554
TVMAX TELECOMMUNICATIONS, INC.                  9506716149              WNTZ728
TVMAX TELECOMMUNICATIONS, INC.                  9511721059              WPJD444
TVMAX TELECOMMUNICATIONS, INC.                  9601723129              WNTZ861
RICHEY PACIFIC CABLEVISION                      9602723753              WNTM202
RICHEY PACIFIC CABLEVISION                          775401              WNTK644
RICHEY PACIFIC CABLEVISION                      9511721061              WNTP503
RICHEY PACIFIC CABLEVISION                          798856              WNTU342

TVMAX TELECOMMUNICATIONS, INC.                      727153              WPJD443
TVMAX TELECOMMUNICATIONS, INC.                      727646              WPNB396
RICHEY PACIFIC CABLEVISION                      9507718014              WNTU344
TVMAX TELECOMMUNICATIONS, INC.                  9505715055              WNTZ483
TVMAX TELECOMMUNICATIONS, INC.                  9602724017              WPJE782
TVMAX TELECOMMUNICATIONS, INC.                      727460              WPNB364
TVMAX TELECOMMUNICATIONS, INC.                  9507716611              WNTZ863
RICHEY PACIFIC CABLEVISION                          783103              WNTP502
RICHEY PACIFIC CABLEVISION                      9511721062              WNTM733
TVMAX TELECOMMUNICATIONS, INC.                      725909              WPJF315
TVMAX TELECOMMUNICATIONS, INC.                      727647              WPNB397
TVMAX TELECOMMUNICATIONS, INC.                  9506716607              WNTZ860
TVMAX TELECOMMUNICATIONS, INC.                  9603725254              WPJF739
TVMAX TELECOMMUNICATIONS, INC.                  9602724016              WPJE781
TVMAX TELECOMMUNICATIONS, INC.                  9507718020              WNTZ985
RICHEY PACIFIC CABLEVISION                          702728              WNTV718
TVMAX TELECOMMUNICATIONS, INC.                  9506716610              WNTZ862
TVMAX TELECOMMUNICATIONS, INC.                  9506716612              WNTZ864
TVMAX TELECOMMUNICATIONS, INC.                      727461              WPNB365
TVMAX TELECOMMUNICATIONS, INC.                      727532              WNTP850
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LICENSE NAME                                  FCC FILE NUMBER      FCC CALL SIGN
--------------------------------------------------------------------------------
TVMAX TELECOMMUNICATIONS, INC.                      727533              WPJC636
TVMAX TELECOMMUNICATIONS, INC.                  9511721158              WPJC635
TVMAX TELECOMMUNICATIONS, INC.                      726170              WPJF328
TVMAX TELECOMMUNICATIONS, INC.                      726173              WPJF330
TVMAX TELECOMMUNICATIONS, INC.                      726171              WPJF329
TVMAX TELECOMMUNICATIONS, INC.                      726172              WPJF342
TVMAX TELECOMMUNICATIONS, INC.                  9604725253              WPJF742
TVMAX TELECOMMUNICATIONS, INC.                  9604725475              WPJF424
TVMAX TELECOMMUNICATIONS, INC.                  9603725252              WPJF738
TVMAX TELECOMMUNICATIONS, INC.                  9511721154              WPJC631
TVMAX TELECOMMUNICATIONS, INC.                  9511721155              WPJC632
TVMAX TELECOMMUNICATIONS, INC.                  9511721156              WPJC633
TVMAX TELECOMMUNICATIONS, INC.                  9511721157              WPJC634
TVMAX TELECOMMUNICATIONS, INC.                  9509719902              WPJB536
TVMAX TELECOMMUNICATIONS, INC.                  9604725852              WNTM918
TVMAX TELECOMMUNICATIONS, INC.                  9604725851              WPJF667
TVMAX TELECOMMUNICATIONS, INC.                  9604725853              WNTN793
TVMAX TELECOMMUNICATIONS, INC.                  9601723134              WNTZ572
TVMAX TELECOMMUNICATIONS, INC.                  9505715240              WNTX955
TVMAX TELECOMMUNICATIONS, INC.                  9511721463              WPJD340
TVMAX TELECOMMUNICATIONS, INC.                  9511721464              WPJD341
TVMAX TELECOMMUNICATIONS, INC.                  9602723898              WPJE955
TVMAX TELECOMMUNICATIONS, INC.                  9505715274              WNTN239
TVMAX TELECOMMUNICATIONS, INC.                  9505715224              WNTZ567
TVMAX TELECOMMUNICATIONS, INC.                  9505715225              WNTZ568
TVMAX TELECOMMUNICATIONS, INC.                  9505715227              WNTZ570
TVMAX TELECOMMUNICATIONS, INC.                  9505715228              WNTZ571
TVMAX TELECOMMUNICATIONS, INC.                  9505715223              WNTZ566
SUNSHINE TV ENTERTAINMENT                       9505715047              WNTN784
SUNSHINE TV ENTERTAINMENT                           702293              WNTV452
SUNSHINE TV ENTERTAINMENT                           798584              WNTN784
SUNSHINE 1V ENTERTAINMENT                       9505715044              WNTY540
SUNSHINE TV ENTERTAINMENT                       9412710185              WNTX646
SUNSHINE TV ENTERTAINMENT                       9412710184              WNTX645
SUNSHINE JV ENTERTAINMENT                       9412710183              WNTX644
SUNSHINE TV ENTERTAINMENT                           702546              WNTU230
SUNSHINE TV ENTERTAINMENT                           727432              WPNB362
SUNSHINE TV ENTERTAINMENT                       9505715048              WNTZ580
--------------------------------------------------------------------------------

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